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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 10, 1997

                       WESTINGHOUSE ELECTRIC CORPORATION
                       ---------------------------------
                          (Exact name of registrant as
                           specified in its charter)

        Pennsylvania                 1-977                    25-0877540
        ------------                 -----                    ----------
  (State or other juris-        (Commission File             (IRS Employer
  diction of incorporation)         Number)              Identification Number)

Westinghouse Bldg.; 11 Stanwix St., Pittsburgh, PA.               15222-1384
---------------------------------------------------               ----------
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (412) 244-2000
                                                     --------------

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Item 5.  Other Events

     On October 10, 1997, the Registrant issued a press release announcing the receipt of a favorable tax ruling for the separation of its industrial businesses and a restructuring plan for the fourth quarter. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

     Press Release issued by the Registrant on October 10, 1997, is filed as
Exhibit 99 to this Report.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTINGHOUSE ELECTRIC CORPORATION
                                               (Registrant)

                                    By: /s/ ANGELINE C. STRAKA
                                        ---------------------------
                                        Angeline C. Straka
                                        Vice President, Secretary and
                                        Associate General Counsel

Date:  October 10, 1997